UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2021

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
700 Milam Street, Suite 1900
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(713) 375-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.003 par value	LNG	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2021, Cheniere Energy, Inc. (the “Company”) and Jack A. Fusco, President and Chief Executive Officer of the Company, entered into an amendment (the “Amendment”) to the existing employment agreement between the Company and Mr. Fusco, as previously amended on August 15, 2019 (the “Employment Agreement”).

The Amendment extended the term of Mr. Fusco’s Employment Agreement from December 31, 2022 to March 31, 2024, and provided that the term will be extended automatically for consecutive periods of one year thereafter unless either party provides notice in accordance with the terms of the Amendment. The Amendment also provides that, if Mr. Fusco remains employed through the end of the term of the Employment Agreement following a notice of its nonrenewal, and, at the time that Mr. Fusco’s relationship with the Company concludes none of the conditions constituting “cause” exist, (i) Mr. Fusco will be eligible for a pro-rated bonus for the fiscal year of termination based on actual performance, and (ii) the Company will reimburse Mr. Fusco for COBRA premiums for himself and his dependents for up to 18-months following his termination date.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Second Employment Agreement Amendment between Cheniere Energy, Inc. and Jack Fusco, dated August 11, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Dated:	August 13, 2021	By:	/s/ Zach Davis
		Name:	Zach Davis
		Title:	Senior Vice President and
Chief Financial Officer